SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2006

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street, Worcester, MA 01605
(Address of principal executive offices, including zip code)

(508) 756-1212
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 9, 2006, Advanced Cell Technology, Inc., a Delaware corporation (the “Company”), entered into an Agreement with Capital Financial Media, LLC with respect to the Company’s public relations and investor awareness program.  The Agreement requires payments from the Company to Capital Financial Media, LLC up to an aggregate amount of $690,000 in connection with the mailing of certain materials prepared by Capital Financial Media, LLC.  A copy of the Agreement is attached as Exhibit 10.1 to this current report and is incorporated herein by reference.

(c)	Exhibits. The following exhibits accompany this Report:

Exhibit No.	Exhibit Description

10.1	Agreement between Capital Financial Media, LLC and Advanced Cell Technology, Inc., dated February 9, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: February 10, 2006

EXHIBITS

Exhibit No.	Exhibit Description

10.1	Agreement between Capital Financial Media, LLC and Advanced Cell Technology, Inc., dated February 9, 2006.